                                                                    EXHIBIT 10.1

                             CONSENT OF ACCOUNTANT

        We hereby consent to the use of our report dated August 20, 1999, on the financial statements of Capri Corp. and Subsidiary for the years ended June 30, 1999 and 1998. Such report is being included in the Registration Statement (Amendment No. 1 to Form 10-SB) of Capri Corp.


                                                 /s/ Klesman, Halper & Co., P.C.



Palos Heights, Illinois
February 22, 2000